Exhibit 99.2

EMPLOYEE NON-QUALIFIED STOCK OPTION AGREEMENT
OF
FTD GROUP, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of                 , 2       (the “Grant Date”), by and between FTD Group, Inc., a Delaware corporation (the “Company”), and [          ], an employee of the Company (or one of its Subsidiaries), hereinafter referred to as the “Optionee.”

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its common stock, par value $0.01 per share (“Common Stock”); and

WHEREAS, the Company wishes to carry out the FTD Group, Inc. 2005 Amended and Restated Equity Incentive Award Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement; and

WHEREAS, the Committee appointed to administer the Plan pursuant to Article 12 of the Plan (the “Committee”) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company (or one of its Subsidiaries) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.
DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.  Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan.  The singular pronoun shall include the plural, where the context so indicates.

Section 1.1                                      “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2                                      “Board” shall mean the Board of Directors of the Company.

Section 1.3                                      “Cause” shall have the meaning provided in such Optionee’s then-current employment agreement with the Company or a subsidiary of the Company, as applicable, or, if such Optionee does not have a current employment agreement or if “Cause” is not defined therein, then “Cause” shall mean (A) gross neglect by the Optionee of his or her duties, (B) the Optionee’s commission of any act or omission that results in, or that may reasonably be expected to result in, a conviction, plea of no contest or imposition of unadjudicated probation for any felony or other crime, (C) gross, intentional or negligent misconduct by the Optionee in connection with the performance of any material portion of his or her duties, (D) material violation of any rule or policy of the Company or its subsidiaries or (E) the Optionee’s commission at any time of any act of fraud, embezzlement, misappropriation, misconduct, or breach of fiduciary duty against the Company (or any affiliate or subsidiary thereof, or predecessor thereto or successor thereof);

Section 1.4                                      “Change in Control” shall mean a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition.

Section 1.5                                      “Committee” shall have the meaning set forth in the Recitals hereto.

Section 1.6                                      “Common Stock” shall have the meaning set forth in the Recitals hereto.

Section 1.7                                      “Company” shall have the meaning set forth in the Recitals hereto.

Section 1.8                                      “Fair Market Value” means, as of any given date, the fair market value of a share of Stock on the date determined by such methods or procedures as may be established from time to time by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be (i) the mean between the highest and lowest selling price of a share of common stock on the principal exchange on which shares of common stock are then trading, if any, on such date, or if shares were not traded on such date, then on the closest preceding date on which a trade occurred; or (ii) if common stock is not traded on an exchange, the mean between the closing representative bid and asked prices for the common stock on such date as reported by NASDAQ or, if NASDAQ is not then in existence, by its successor quotation system; or (iii) if common stock is not publicly traded, the Fair Market Value of a share of common stock as established by the Committee acting in good faith.

Section 1.9                                      “Grant Date” shall have the meaning set forth in the Recitals hereto.

Section 1.10                                “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.11                                “Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

Section 1.12                                “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.13                                “QDRO” shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

ARTICLE II.
GRANT OF OPTION

Section 2.1                                       Grant of Option.  In consideration of the Optionee’s agreement to enter into or remain in the employ of the Company or one of its Subsidiaries, and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [          ] shares of Common Stock upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2                                      Option Subject to Plan.  The Option granted hereunder is subject to the terms and provisions of the Plan.

Section 2.3                                      Option Price.  The purchase price of the shares of Common Stock covered by the Option shall be $            per share (without commission or other charge).

ARTICLE III.
EXERCISABILITY

Section 3.1                                      Commencement of Exercisability

(a)                                  Subject to subsection (b) and (c) and Section 3.3, the Option shall become exercisable in five equal and cumulative installments provided that the Optionee remains continuously employed in active service with the Company from the Grant Date through such date as follows:

(i)                                     The first installment shall consist of 20% of the shares covered by the Option and shall become exercisable on [                   ,         ] (the “Initial Vesting Date”);

(ii)                                  The second installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the first anniversary of the Initial Vesting Date;

(iii)                               The third installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the second anniversary of the Initial Vesting Date;

(iv)                              The fourth installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the third anniversary of the Initial Vesting Date; and.

(v)                                 The fifth installment shall consist of 20% of the shares covered by the Option and shall become exercisable on the fourth anniversary of the Initial Vesting Date.

(b)                                 Notwithstanding the foregoing provisions of this Section 3.1, but subject to subsection (c), the Options covered by any installment that is still eligible to become exercisable as set forth above shall be exercisable immediately prior to the occurrence of a

Change in Control if the Optionee remains continuously employed in active service with the Company from the Grant Date through the date immediately prior to the date of the Change in Control.

(c)                                  No portion of the Option which is unexercisable at termination of employment shall thereafter become exercisable.

Section 3.2                                      Duration of Exercisability.  The installments provided for in Section 3.1 are cumulative.  Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable.

Section 3.3                                      Expiration of Option.  The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a)                                  The tenth anniversary of the Grant Date; or

(b)                                 Except as the Committee may otherwise approve, the thirtieth day following the date of the Optionee’s termination of employment for any reason other than (i) termination by the Company for Cause as determined by the Committee in its discretion; or (ii) the Optionee’s death or disability (as defined in Section 22(e)(3) of the Code); or

(c)                                  Except as the Committee may otherwise approve, the date of the Optionee’s termination of employment by reason of termination by the Company for Cause as determined by the Committee in its discretion; or

(d)                                 In the case of an Optionee whose termination of employment is by reason of his or her death or disability (within the meaning of Section 22(e)(3) of the Code), the expiration of 12 months from the date of the Optionee’s termination of employment.

Section 3.4                                      Partial Exercise.  Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 3.5                                      Exercise of Option.  The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan.

Section 3.6                                      Manner of Exercise.  The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

(a)  A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

(b)  Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised.  However, the Committee may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi).  In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note.  The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; and

(c)  Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations.  The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

(d)  In the event the Option or portion shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.7             Conditions to Issuance of Stock Certificates.  The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  Such shares shall be fully paid and nonassessable.  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a)  The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b)  The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c)  The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d)  The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax; and

(e)  The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 3.8            Rights as Stockholder.  The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE IV.
OTHER PROVISIONS

Section 4.1                                      Not a Contract of Employment.  Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company or its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 4.2                                      Shares Subject to Plan.  The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan, including any adjustments with respect to the Option in accordance with the provisions of Section 11.1 of the Plan.

Section 4.3             Administration.  The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons.  No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 4.4             Option Not Transferable.  Neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed.  Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 4.5             Shares to Be Reserved.  The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 4.6             Notices.  Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto.  By a notice given pursuant to this Section 4.6, either party may hereafter designate a different address for notices to be given to him.  Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 4.6.  Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 4.7                                      Construction.  This Agreement shall be administered, interpreted and enforced under the laws of the state of Delaware.

Section 4.8                                      Conformity to Securities Laws.  The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 4.9                                      Amendment, Suspension and Termination.  The Option may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee or the Board, provided that, except as provided by Article 11 of the Plan, neither the amendment, suspension nor termination of this Agreement shall, without the consent of the Optionee, alter or impair any rights or obligations under the Option.

Section 4.10                                Cash-Out of the Option Upon a Change in Control.  To the extent that any vested portion of the Option is not exercised by the Optionee prior to the occurrence of a Change in Control, the Committee may, in its sole discretion, cancel such portion of the Option in exchange for a cash payment equal to the product of (a) the number of shares of Common Stock subject to such portion of the Option and (b) the excess, if any, of (i) the fair market value of the consideration received by the Company’s stockholders in connection with such Change in Control, as determined by the Committee in its sole discretion, over (ii) the Exercise Price per share of Common Stock subject to the Option.

Section 4.11                                Tax Withholding.  The Company shall be entitled to require payment in cash or deduction from other compensation payable to the Optionee of any sums required by federal, state or local tax law to be withheld with respect to the exercise or disposition of the Option.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

FTD GROUP, INC.

By:

Its:

[Name of Optionee]

Residence Address:

Optionee’s Social Security Number: